As of September 30, 2004 NASDAQ: AFFM

Forward-Looking Statements Certain information included in this presentation and other statements or materials published or to be published by the Company are not historical facts but are forward-looking statements relating to such matters as assumed future results of the Company's business, financial condition, liquidity, results of operations, plans and objectives. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary remarks regarding important factors which, among others, could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, results of the Company's business, and the other matters referred to above include, but are not limited to: 1) general volatility of the non-standard personal automobile and reinsurance markets; 2) claims experience; 3) severe weather conditions; 4) changes in business strategy; 5) availability, terms and deployment of capital; 6) the degree and nature of competitor product and pricing activity; 7) changes in the non-standard personal automobile insurance industry, interest rates or the general economy; 8) identification and integration of potential acquisitions; and 9) the loss of one or more members of the Company's management team.

Business Overview

Overview of Affirmative Insurance Focused provider of personal non-standard automobile insurance Target 11 states representing 50% of overall market Two insurance companies licensed in 30 states with $106 million of policyholders surplus Differentiated and advantaged approach to marketing Four established retail brands with 146 stores in five states 2300 independent agencies through our underwriting agencies 4300 independent agencies through unaffiliated underwriting agencies Strong financial results Dec. 31, 2003 Sept. 30, 2004 Total Controlled Premium of $385.7 million $320.2 million Net income of $ 18.5 million (1) $ 18.7 million Return on average equity of 19.3% (1) 15.9% (1) Pro Forma

$34.1 billion non-standard personal auto insurance market Strong industry fundamentals Highly fragmented market with Affirmative market share less than 1.3% Attractive Industry Dynamics 1995 2003 East 104.2 155 1995 2003 East 0.162 0.22 Growth in Personal Auto Lines Non-Standard as a % of Personal Auto Lines Substantial Opportunity for Growth (in billions)

The Typical Non-Standard Customer Lack of prior insurance Limited financial resources Need for flexible payment plans Purchase minimum coverage Young drivers Bad drivers However, 70% of Our Customers Have Clean Driving Records

Implications for Non-Standard Insurers Requirements for Success Customer Characteristics Higher loss costs More fraudulent claims Higher frequency of payments and policy changes Higher churn, shorter duration Higher premium per exposure More rigorous claims processes and fraud detection More efficient processes and procedures Higher transaction fees

Formation and Separation from Vesta Incorporated in 1998 Tom Mangold recruited to formulate and implement current strategy Vesta was identified and made a strategic 52% investment in late 2000 Prior to IPO Vesta ownership increased to 98% of Affirmative Acquired six underwriting and/or retail agencies between October 2001 and October 2002 Acquired two insurance companies from Vesta on December 31, 2003 Successful IPO on July 9, 2004 separating Affirmative from Vesta Vesta retains 42.9% ownership Vesta has no ongoing operational arrangements or involvement in management or board

Experienced Management Team Senior Vice President - Claims Thomas Mangold Chairman - Chief Executive Officer 24 Sean McPadden Executive Vice President - Underwriting 17 Katherine Nolan Executive Vice President - Administration 15 Timothy Bienek Executive Vice President - Chief Financial Officer 20 George Daly Senior Vice President - Retail 17 Wilson Wheeler 25 Name Position Years Insurance Experience

Return on Equity Focused Culture Fundamental focus of business model and operating strategies Permeates all levels of the organization Incentive compensation plans tied to bottom line results Target return on equity in the mid-teens Return on average equity 19.3% for pro forma 2003 15.9% through September 30, 2004

Flexible Operating Model Operate as an integrated unit to capture: Fee income Commissions Underwriting profits Investment Income Operate with third-parties on an unbundled basis to: Maximize penetration Leverage developed infrastructure / capabilities Capture incremental fee income Maximizes Sales and Profitability Throughout Market Cycles Unaffiliated Unaffiliated Owned Underwriting Agencies 6600 Independent Agencies 146 Retail Agencies Our Underwriting Agencies Our Insurance Companies Underwriting Agencies Insurance Companies

Unaffiliated Owned Underwriting Agencies Our Insurance Companies Underwriting Agencies Insurance Companies Market Sensitive Strategy When the market is "hard" Seek to capture a larger share of the Total Controlled Premium when the underwriting margins are most attractive Unaffiliated 146 Retail Agencies Our Underwriting Agencies 6600 Independent Agencies

Unaffiliated Unaffiliated Owned Underwriting Agencies Our Insurance Companies Market Sensitive Strategy When the market is "soft" Will reduce our share of the Total Controlled Premium in favor of increased commission and fee revenues from third parties Underwriting Agencies Insurance Companies 146 Retail Agencies Our Underwriting Agencies 6600 Independent Agencies

Our Retail Stores Independent Agencies Through Our Underwriting Agencies Independent Agencies Through Unaffiliated Underwriting Agencies East 117.9 157.3 110.5 Multiple Distribution Channels $385.7 million in Total Controlled Premium in 2003 30.6% 40.8% 28.6%

Targeted Geographic Focus 11 States Represent Over 50% of Overall Market Solely through unaffiliated underwriting agencies Solely through independent agencies Through our retail stores and independent agencies

Broad Reach in Targeted Markets Geographically diverse in leading, growing non-standard markets Texas Illinois California Florida Indiana Alabama Utah South Carolina Missouri Georgia New Mexico Other East 110013 83920 63339 26730 26627 23531 14854 12422 10789 8821 4648 28 At December 31, 2003

Strong Retail Branding 146 stores in five states Operate under four well-established retail brands Illinois Indiana Missouri Texas South Carolina Missouri

Strong Retail Branding Strong Retail Branding Strong Retail Branding Strong Retail Branding Strong Retail Branding

DMA(r) Focused Retail Marketing

DMA(r) Focused Retail Marketing

Metrics Driven, Underwriting Best Practices Sophisticated pricing segmentation and product differentiation Experienced product managers proactively review rate levels and product opportunities Work closely with actuaries to achieve profitability targets Continuous competitive market analysis Utilize state-of-the-art demographic clustering technology

Consistently measure and focus on key claims metrics that drive results Handle or monitor all claims by our in-house claims employees Strategically utilize in-house appraisers to control claim costs Reduce fraudulent claims utilizing our special investigative unit Proactively manage the litigation process Metrics Driven, Claims Best Practices

Our Growth Strategy Continue to grow organically through: Increasing sales through our existing retail stores Opening new retail stores Developing and increasing our independent agency relationships Expanding and establishing relationships with unaffiliated insurance companies and underwriting agencies Make selective acquisitions

Financial Overview

Historical Results Do not fully reflect the historical operating results of our insurance segment Pro Forma Results Reflect how our financials will be reported on a go-forward basis Both our historical and pro forma results do not fully reflect investment income Overview of Financial Results

Historical Results of Operations Total Revenues 2001 2002 2003 9/30/2003 9/30/2004 East -2.45 13.715 19.057 12.7 18.7 Net Income 2001 2002 2003 9/30/2003 9/30/2004 Actual 8.4 85.4 104.6 75.2 212 (in millions) (in millions)

Pro Forma Results of Operations Total Revenues Net Income 2003 9/30/2003 9/30/2004 Pro Forma 242.7 178.5 212 (in millions) (in millions) 2003 9/30/2003 9/30/2004 Pro Forma 18.467 12.8 18.7 Pro forma return on average equity of 19.3% for 2003 15.9% return on average equity through September 30, 2004

Short tailed line of business Ultimate results develop quickly Several layers of actuarial review Internal, opining independent actuary, reinsurers and annual certification by auditors Track record of earning profit sharing commissions from reinsurers $1.0 million in 2002 and $6.8 million in 2003 $7.4 million through September 30, 2004 Loss and Loss Adjustment Reserves

Key Operating Metrics 2003 9/30/2003 9/30/2004 Loss Ratio 0.595 0.606 0.587 Expense Ratio 0.357 0.356 0.354 Insurance Segment Combined Ratio Expense Ratio Loss Ratio 95.2% Agency Segment Pretax Operating Margin 2002 2003 9/30/2003 9/30/2004 Agency Segment 0.093 0.143 0.122 0.1714 Pro Forma Pro Forma 94.1% 96.2%

Potential for Significant Income Recapture 2003 Net Premiums Written 179.5 Total Controlled Premiums 206.2 Our Net Premiums Written 2003 Total Controlled Premium $385.7 (in millions) Opportunity for Recapture of Underwriting Income Pro Forma

High Quality Reinsurance Effective January 1, 2004, new quota share reinsurance program All unaffiliated reinsurers have A.M. Best ratings of "A-" or better Hannover Re ("A") Swiss Re ("A+") AXA Re ("A-") Chubb Re ("A++") Folksamerica ("A") Reduced our reinsurance purchases for 2nd half of 2004 Capturing more underwriting economics

High Quality Investment Portfolio Conservative investment philosophy Average duration of 3.9 years Fixed income investments are 100.0% A rated or better US Treasury MBS/ABS Municipal Corporate 5.2 7.5 67 20.3 $121.1 million Investment Portfolio at September 30, 2004

Capitalization September 30, 2004 Actual Notes payable $ 0.0 Total shareholders' equity 200.2 Total capitalization $ 200.2 Statutory surplus $ 105.9 (in millions)

Summary

Investment Highlights Attractive industry dynamics Return on equity focused culture Flexible operating model with multiple distribution channels Strong retail branding employing a DMA(r) focused approach Metrics-driven, best practices operations Acquisition expertise